UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Hanover Gold Company, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HANOVER GOLD COMPANY, INC.

10375 Richmond, Suite 2100

Houston, TX 77042

PROXY STATEMENT AND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD FEBRUARY 14, 2008

                To our Shareholders:

                You are cordially invited to attend a Special Meeting of the Shareholders of Hanover Gold Company, Inc. (the “Company”). The Special Meeting will be held on February 14, 2008 at 10:00 a.m. local time at our executive offices located at 10375 Richmond, Suite 2100, Houston, TX 77042, or at any adjournment or postponement thereof, for the following purposes:

1.     To consider and vote upon a 1 share for 8 shares reverse split of the Company’s common stock.

2.     To amend the Company’s Certificate of Incorporation to change the Company’s name to Rock Energy Resources, Inc.

3.     To adopt an incentive stock option plan for our officers, directors, employees and consultants.

4.     To transact such other business as may properly come before the meeting.

                Details relating to the above matters are set forth in the attached Proxy Statement. All Shareholders of record of the Company as of the close of business on January 28, 2008 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

                We urge you to review these materials carefully and to use this opportunity to take part in the Company’s affairs by voting on the matters described in this Proxy Statement. We hope that you will be able to attend the Special Meeting.

                ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

Rocky V. Emery, President

January 30, 2008

PROXY STATEMENT

Hanover Gold Company, Inc.

10375 Richmond, Suite 2100, Houston, TX 77042

Telephone:  (713) 954-3600

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD FEBRUARY 14, 2008

INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

General Information

                The Board of Directors (the “Board”) of Hanover Gold Company, Inc., a Delaware corporation (sometimes referred to as the “Company” or “Hanover”), is providing this Proxy Statement in connection with a Special Meeting of Stockholders, which will take place on February 14, 2008 and at any postponement or adjournment thereof (the “Special Meeting”). Whether or not you plan to attend the Special Meeting in person, please return your executed proxy card in the enclosed postage prepaid and addressed envelope and your shares will be voted in accordance with your wishes.

What is the Purpose of the Special Meeting?

                At the Special Meeting, you will be asked to consider and vote on the matters described in the accompanying Notice of Special Meeting, comprised of a proposal to approve a reverse stock split of all of the issued and outstanding shares of Hanover’s common stock at a ratio of 1 share for 8 shares, a proposal to change of the Company’s name to Rock Energy Resources, Inc. and a proposal to adopt a stock incentive plan.

Are there other Matters to be Voted on at the Special Meeting?

                The Board of Directors does not know of any other matters that may come before the Special Meeting. Delaware law and Hanover’s Bylaws impose limitations on the ability to present business items at a special meeting if those items were not included in the notice of special meeting. Accordingly, except for procedural matters incidental to the conduct of the meeting, it is not expected that any other matters will come before the Special Meeting. If any other matters are properly presented at the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment.

Who Can Vote at the Special Meeting?

                In order to vote, you must have been a stockholder of record at the close of business on January 28, 2008 (which is referred to as the “record date”). If your shares are owned of record in the name of a broker or other nominee, you should follow the voting instructions provided by your nominee.

                On the record date, there were 500,000,000 shares of Hanover’s common stock issued, outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter to be voted upon.

How do I Vote?

                You may vote by signing your proxy card, or if your shares are held in street name, the voting instruction card included by your broker or nominee, and mailing it in the enclosed, postage prepaid and addressed envelope.

                Any stockholder who has executed and returned a proxy and who for any reason desires to revoke such proxy may do so at any time before the proxy is exercised: (1) by delivering written notice prior to the Special Meeting to the Secretary of the Company at the above address; (2) by voting the shares represented by such proxy in person at the Special Meeting; or (3) by giving a later dated proxy at any time before the voting at the Special Meeting. Attendance at the Special Meeting will not, by itself, revoke a proxy.

Voting in Person

                Even if you currently plan to attend the Special Meeting, we recommend that you also submit your proxy so that your vote will be counted if you later decide not to attend the Special Meeting. Shares held in street name may be voted in person by you at the Special Meeting only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

What Constitutes a Quorum?

                In order for business to be conducted at the Special Meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of common stock issued and outstanding on the record date and entitled to vote. Shares of common stock represented in person or by proxy (including shares that abstain or do not vote with respect to the matter to be voted upon) will be counted for purposes of determining whether a quorum exists. If a quorum is not present, the Special Meeting will be adjourned until a quorum is obtained.

What Vote is Required to Approve the Proposals?

                If a quorum exists, the reverse stock split, the Amendment to the Company’s Certificate of Incorporation to change its name to Rock Energy Resources, Inc. and the adoption of a stock incentive plan will be approved if a majority of the outstanding shares of the Company’s common stock votes in favor of each such proposal.

How Will Votes be Counted?

                You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” such abstention shall be treated as shares that are present but that have not been voted and accordingly, will be treated as a “no” vote in determining whether a proposal is approved. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” the three proposals described below and in the discretion of the proxy holder on any other matters that properly come before the Special Meeting).

                Broker “non-votes” and the shares as to which a stockholder abstains from voting are included for purposes of determining whether a quorum of shares is present at a meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal, because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

                If a quorum is present, the reverse stock split, the Amendment to the Company’s Certificate of Incorporation to change its name to Rock Energy Resources, Inc. and the adoption of a stock incentive plan will be approved if a majority of the outstanding shares of the Company’s common stock votes in favor of each such proposal.

In tabulating the votes on the proposal, abstentions and broker non-votes will be treated as shares that are present but that have not been voted and accordingly will be treated as abstaining votes in determining whether the proposal is approved.

PROPOSAL 1:  TO AUTHORIZE A REVERSE

STOCK SPLIT OF HANOVER’S COMMON STOCK

General Information

                Our Board of Directors has unanimously adopted a resolution approving and recommending to our stockholders for their approval, a proposal to authorize a reverse split of the shares of our common stock at a ratio of 1 share for each 8 shares currently outstanding. The reverse stock split will reduce the number of shares of our common stock issued and outstanding, but will not increase the par value of our common stock, and will not change the number of authorized shares of our common stock.

Reasons for the Reverse Stock Split

                The purpose of the reverse stock split is to reduce the number of shares outstanding, which is expected to increase the market price per share of our common stock and facilitate our obtaining future financing.

Potential Risks of the Reverse Stock Split

                If the Board does effect a reverse stock split there can be no assurance that the bid price of our common stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split. The market price of our common stock will also be based on our financial performance, market condition and the market perception of our future prospects, as well as other factors, many of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Potential Effects of the Reverse Stock Split

                Pursuant to the reverse stock split, for each 8 shares of our common stock, $.0001 par value per share, that a stockholder holds immediately prior to the effectiveness of the reverse stock split the stockholder will become a holder of 1 share of our common stock, $.0001 par value per share, after consummation of the reverse stock split. There will be no fractional shares and all fractional shares as a result of the reverse stock split will be rounded up to the nearest whole share.

Accounting Matters

                The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated par value capital on our balance sheet attributable to our common stock will be reduced to approximately12.5% of its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value per share of our common stock will be increased because there will be fewer shares of our common stock outstanding.

Effect on Authorized and Outstanding Shares

                We are currently authorized to issue a maximum of 500,000,000 shares of common stock. As of January 28, 2008 there were 500,000,000 shares of our common stock issued and outstanding. Although the number of authorized shares of common stock will not change as a result of the reverse stock split, the number of shares of common stock issued and outstanding will be reduced to a number that will be approximately equal to the number of shares of our common stock issued and outstanding immediately prior to the effectiveness of the reverse stock split, divided by eight or a total of 62,500,000 shares outstanding. The future issuance for any reason of additional shares available as a result of the reverse stock split may dilute all existing stockholders.

                With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our common stock prior and subsequent to the reverse stock split will remain the same.

                The reverse stock split will be effected simultaneously for all of our common stock and the exchange ratio will be the same for all of our common stock. The reverse stock split will affect all of our stockholders of common stock uniformly and will reduce the stockholder’s percentage ownership interests in Hanover. Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable.

                Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as a result, we are subject to periodic reporting and other requirements. The proposed reverse stock split will not affect the registration of our common stock under the Exchange Act.

Increase of Shares of Common Stock Available for Future Issuance

                As a result of the reverse stock split, there will be a reduction in the number of shares of our common stock issued and outstanding, and an associated increase in the number of authorized shares which would be unissued and available for future issuance after the reverse stock split. The increase in available shares could be used for any proper corporate purpose approved by the Board including, among other purposes, future business opportunity acquisitions or financing transactions.  It should also be noted that our Board of Directors may possibly issue additional shares of our common stock that will be available for issuance after the reverse stock split without the need for further stockholder approval, unless such approval is specifically required by applicable law or rules of any securities market in which our securities may be traded.

Potential Anti-Takeover Effect

                Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in composition of our Board or contemplating a tender offer or other transaction for the combination of Hanover with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of us. Other than the reverse stock split proposal, our Board does not currently contemplate recommending the adoption of any other proposals or amendments to our Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of Hanover.

Effectiveness of the Reverse Stock Split

                The reverse stock split, if approved by our stockholders, will become effective upon the approval of our stockholders of the reverse stock split.

                Commencing upon the date of the stockholders’ vote to approve effecting the reverse stock split, each certificate of our common stock will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of common stock resulting from the reverse stock split. As soon as practicable after the effective date, stockholders will be notified as to the effectiveness of the reverse stock split and instructed as to how and when to surrender their certificates representing shares of common stock prior to the reverse stock split in exchange for certificates representing shares of common stock after the reverse stock split. The exchange will be optional and stockholders may retain their existing certificates which will be deemed to be reduced by the reverse stock split.  We intend to use Securities Transfer Corporation as our exchange agent in effecting the exchange of the certificates following the reverse stock split.

Fractional Shares

                We will not issue fractional shares in connection with the reverse stock split. Instead, any fractional share that results from the reverse stock split will be rounded up to the next whole share. We are doing this so that we may avoid the expense and inconvenience of issuing and transferring fractional shares of our common stock as a result of the stock split. The shares do not represent separately bargained for consideration.

Certain Federal Income Tax Consequences

                The following discussion summarizing certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers or insurance companies). Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

                The receipt of the common stock following the effective date of the reverse stock split, including whole shares issued in lieu of fractional shares, solely in exchange for the common stock held prior to the reverse stock split will not generally result in a recognition of gain or loss to the stockholders. The adjusted tax basis of a stockholder in the common stock received after the reverse stock split will be the same as the adjusted tax basis of the common stock held prior to the reverse stock split exchanged therefor, and the holding period of the common stock received after the reverse stock split will include the holding period of the common stock held prior to the reverse stock split exchanged therefore. No gain or loss will be recognized by the Company as a result of the reverse stock split.

Appraisal Rights

                No appraisal rights are available under the Delaware General Corporation Law or under our Certificate of Incorporation or Bylaws to any stockholder who dissents from the proposal to approve the reverse stock split.

Vote Required

                If a quorum is present, the reverse stock split will be approved if a majority of the outstanding shares of the Company’s common stock vote in favor of the reverse stock split.

Recommendation

                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT.

PROPOSAL 2:  AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO ROCK ENERGY RESOURCES, INC.

General Information

                Our Board of Directors has unanimously adopted a resolution approving and recommending to our stockholders, for their approval, a proposal to amend Article First of Hanover Gold Company, Inc.’s Certificate of Incorporation to change the name of the Company to Rock Energy Resources, Inc. The form of the proposed amendment to the Certificate of Incorporation is as follows:

                “First:   The name of the corporation is Rock Energy Resources, Inc.”

Reasons For The Proposed Amendment

                The changing of the Company’s name to Rock Energy Resources, Inc. will more accurately reflect the Company’s business as an oil and gas exploration company.

Vote Required

                If a quorum is present, the Amendment to the Company’s Certificate of Incorporation to change its name to Rock Energy Resources, Inc. will be approved if a majority of the outstanding shares of the Company’s common stock vote in favor of the Amendment to the Certificate of Incorporation.

Recommendation

                THE BOARD OF DIRECTORS AND MANAGEMENT UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE AMENDMENT TO HANOVER GOLD COMPANY, INC.’S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME TO ROCK ENERGY RESOURCES, INC.

PROPOSAL 3:  PROPOSAL TO ADOPT AN INCENTIVE STOCK OPTION PLAN FOR OUR OFFICERS, DIRECTORS, EMPLOYEES AND CONSULTANTS

                Our Board of Directors has unanimously adopted a resolution approving and recommending to the stockholders a proposal to adopt the Hanover Gold Company, Inc. Stock Option Plan (the “Plan”).  The Plan was adopted by the Board of Directors on January 8, 2008 and terminates on January 7, 2018 unless previously terminated by the Board of Directors.  The Plan is being implemented to encourage ownership of common stock by our officers, directors, employees and consultants.  The Plan also provides additional incentive for eligible persons to promote the success of our business and to encourage them to remain in our employ by providing such persons an opportunity to benefit from any appreciation of our common stock through the issuance of stock options in accordance with the terms of the Plan.

                Eligible participants in the Plan include our full time employees, directors and consultants.  Options granted under the Plan are intended to qualify as “incentive stock options” pursuant to the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or options which do not constitute incentive stock options (“nonqualified options”) as determined by our Board of Directors.

                The Board of Directors is of the opinion that it would be in our best interest to reserve for issuance under the Plan 6,000,000 shares of common stock (post-reverse split) to provide adequate shares of common stock for issuance to qualified individuals under the Plan, and to encourage such individuals to remain in our service in order to promote our business and growth strategy. We may also use the granting of options under the Plan to attract qualified individuals to become employees and non-employee directors, as well as to ensure the retention of management of any acquired business operations.

Summary of Plan

                The following is a summary of certain of the provisions of the Plan.  The full text of the Plan is attached as Exhibit A to this Proxy Statement.

Administration

                The Plan will be administered by the Board of Directors. The Board of Directors has the authority to interpret the Plan, to determine the persons to whom, and the basis upon which, options will be granted, the exercise price, duration, and other terms of the options to be granted.

Eligibility

                Nonqualified Options.  Nonqualified options may be granted only to our officers, directors (including non-employee directors), employees and consultants who, in the judgment of the Board of Directors, are responsible for our management or success and who, at the time of the granting of the nonqualified options, are either our officers, directors, employees or consultants.

Incentive Options.  Incentive stock options may be granted only to our employees who, in the judgment of our Board of Directors, are responsible for our management or success and who, at the time of the granting of the incentive stock option, is an employee.  No incentive stock option may be granted under the Plan to any individual who would, immediately before the grant of such incentive stock option, directly or indirectly, own more than ten percent (10%) of the total combined voting power of all classes of our stock unless (i) such incentive stock option is granted at an option price not less than one hundred ten percent (110%) of the fair market value of the shares on the date the incentive stock option is granted and (ii) such incentive stock option expires on a date not later than five years from the date the incentive stock option is granted.

Option Price

                The purchase price of the shares of our common stock offered under the Plan must be one hundred percent (100%) of the fair market value of our common stock at the time the option is granted or such higher purchase price as may be determined by the Board of Directors at the time of grant; provided, however, if an incentive stock option is granted to an individual who would, immediately before the grant, directly or indirectly own more than ten percent (10%) of the total combined voting power of all classes of our stock, the purchase price of the shares covered by such incentive stock option may not be less than one hundred ten percent (110%) of the fair market value of such shares on the day the incentive stock option is granted. As the price of our common stock is currently quoted on the Over the Counter Electronic Bulletin Board, the fair market value of our common stock underlying stock options granted under the Plan shall be the last closing sales price of our common stock on the day the stock options are granted.  If there is no market price for our common stock, then the Board of Directors may, after taking all relevant facts into consideration, determine the fair market value of our common stock.

Exercise of Options

                Options are exercisable in whole or in part as provided under the terms of the grant, but in no event shall an option be exercisable after the expiration of ten years from the date of grant.  Except in case of disability or death, no option shall be exercisable after an optionee ceases to be our employee, provided that the Board of Directors shall have the right to extend the right to exercise for a specified period, generally three months, following the date of termination of an optionee’s employment.  If an optionee’s employment is terminated by reason of disability, the Board of Directors may extend the exercise period for a specified period, generally one year, following the date of termination of the optionee’s employment.  If an optionee dies while in our employ and shall not have fully exercised his options, the options may be exercised in whole or in part at any time within one year after the optionee’s death by the executors or administrators of the optionee’s estate or by any person or persons who acquired the option directly from the optionee by bequest or inheritance.

                No option is exercisable either in whole or in part after the expiration of ten years from the date of grant.  In the event of our dissolution or liquidation or a merger or consolidation in which we are not the surviving corporation, the Board of Directors is authorized to accelerate the exercisability of all outstanding options under the Plan.

                Under the Plan, an individual may be granted one or more options, provided that the aggregate fair market value (determined at the time the option is granted) of the shares covered by incentive options which may be exercisable for the first time during any calendar year shall not exceed $100,000.

Payment for Option Shares

                Options may be exercised by the delivery of written notice to us at our principal office setting forth the number of shares with respect to which the option is to be exercised, together with cash or certified check payable to our order for an amount equal to the option price of such shares. No shares subject to options granted under the Plan may be issued upon exercise of such options until full payment has been made of any amount due.  A certificate or certificates representing the number of shares purchased will be delivered by us as soon as practicable after payment is received.

Amendment of the Plan

                The Board of Directors may at any time modify or amend the Plan without obtaining the approval of our stockholders in such respects as it shall deem advisable to comply with Section 422 of the Code or in any other respect which shall not change the maximum number of shares for which options may be granted under the Plan, the method for determining the exercise price for those options which are granted, other than to change the manner of determining the fair market value, the periods during which options may be granted or exercised, provisions relating to the determination of employees to whom options shall be granted, or provisions relating to adjustments to be made upon changes in capitalization.

Transferability of Options

                Except as may be agreed upon by the Board of Directors, stock options granted under the Plan shall be exercisable only by the optionee during his lifetime and shall not be assignable or transferable other than and by will or the laws of descent and distribution.

Recommendation

                THE BOARD OF DIRECTORS AND MANAGEMENT UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE PROPOSAL TO ADOPT AN INCENTIVE STOCK OPTION PLAN.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

        As of January 28, 2008, there were 500,000,000 shares of common stock outstanding. The following table sets forth certain information regarding the beneficial ownership of the outstanding shares as of the date of this Proxy Statement by (i) each person who is known by us to own beneficially more than 5% of our outstanding common stock; (ii) each of our executive officers and directors; and (iii) all of our executive officers and directors as a group. Except as otherwise indicated, each such person has investment and voting power with respect to such shares, subject to community property laws where applicable.

Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock indicated. For purposes of the table below, in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of any shares of common stock, over which he or she has or shares, directly or indirectly, voting or investment power, or of which he or she has the right to acquire beneficial ownership at any time within 60 days from the date hereof.  As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.

Name of Holder	Number of Shares of Common Stock		Percent Owned Of Common Stock
Rock Energy Partners L.P.	434,595,959		87.00%
Terrence J. Dunne	2,229,324.40%
Paul E. Fredericks	829,324.20%
Daniel McKinney	990,324.20%
Hobart Teneff	1,322,513.30%
Rocky V. Emery	434,595,959	(1)	87.00%
Alan J. Smedstad	434,595,959	(1)	87.00%
Tom S. Elliott	434,595,959	(1)	87.00%
William F. Mosley	0		0%
Stephen J. Warner	0		0%
All executive officers and directors as a group (9 persons) (2)	439,967,444		88.00%

(1)           These individuals are executive officers of Rock Energy Partners L.P. (“REP”) and their shareholdings reflect REP’s ownership.

(2)           Includes shares held by REP.

OTHER MATTERS

Inspector of Election

                Rocky V. Emery, the Company’s Chief Executive Officer and a director, will tabulate the votes and act as the inspector of election.

Stockholder Proposals and Director Nominations

                If you would like to make a proposal at Hanover’s 2008 annual stockholders’ meeting or any special meeting held in lieu of the 2008 annual stockholders’ meeting, you must comply with the notice provisions of Hanover’s Bylaws. To make such a proposal, you must give Hanover written notice describing the proposal not less than ninety days or more than one hundred twenty days before the scheduled date of the annual stockholder meeting and you must be a record or beneficial stockholder at the time of the notice and entitled to vote at such meeting. Such proposal will also need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Costs of Solicitation

                Hanover will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for these solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

                The above Notice and Proxy Statement are sent by order of the Board of Directors.

January 30, 2008	Rocky V. Emery, Chief Executive Officer

EXHIBIT A

HANOVER GOLD COMPANY, INC.

STOCK OPTION PLAN

Article I.   Establishment and Purpose

                1.1           Establishment. Hanover Gold Company, Inc., a Delaware corporation (the “Company”), hereby establishes a stock option plan for officers, directors, employees and consultants who provide services to the Company, as described herein, which shall be known as the “Hanover Gold Company, Inc. Stock Option Plan” (the “Plan”).  It is intended that certain of the options issued under the Plan to officers and employees of the Company shall constitute “Incentive Stock Options” within the meaning of section 422A of the Internal Revenue Code (“Code”), and that other options issued under the Plan shall constitute “Nonstatutory Options” under the Code.  The Board of Directors of the Company (the “Board”) shall determine which options are to be Incentive Stock Options and which are to be Nonstatutory Options and shall enter into option agreements with recipients accordingly.

                1.2           Purpose.  The purpose of this Plan is to enhance the Company’s stockholder value and financial performance by attracting, retaining and motivating the Company’s officers, directors, employees and consultants and to encourage stock ownership by such individuals by providing them with a means to acquire a proprietary interest in the Company’s success through stock ownership.

Article II.   Definitions

                2.1           Definitions.  Whenever used herein, the following capitalized terms shall have the meanings set forth below, unless the context clearly requires otherwise.

(a)           “Board” means the Board of Directors of the Company.

(b)           “Code” means the Internal Revenue Code of 1986, as amended.

(c)           “Committee” shall mean the Committee provided for by Article IV hereof.

(d)           “Company” means Hanover Gold Company, Inc., a Delaware corporation.

(e)           “Consultant” means any person or entity, including an officer or director of the Company who provides services to the Company and shall include a Nonemployee Director, as defined below.

(f)            “Date of Exercise” means the date the Company receives notice, by an Optionee, of the exercise of an Option pursuant to section 8.1 of the Plan.  Such notice shall indicate the number of shares of Stock the Optionee intends to exercise.

(g)           “Employee” means any person, including an officer or director of the Company who is employed by the Company.

(h)           “Fair Market Value” means the fair market value of Stock upon which an Option is granted under this Plan.

(i)            “Incentive Stock Option” means an Option granted under this Plan which is intended to qualify as an “incentive stock option” within the meaning of section 422A of the Code.

(j)            “Nonemployee Director” means a member of the Board who is not an employee of the Company at the time an Option is granted hereunder.

(k)           “Nonstatutory Option” means an Option granted under the Plan which is not intended to qualify as an Incentive Stock Option within the meaning of section 422A of the Code.  Nonstatutory Options may be granted at such times and subject to such restrictions as the Board shall determine without conforming to the statutory rules of section 422A of the Code applicable to Incentive Stock Options.

(l)            “Option” means the right, granted under the Plan, to purchase Stock of the Company at the option price for a specified period of time.  For purposes of this Plan, an Option may be either an Incentive Stock Option or a Nonstatutory Option.

(m)          “Optionee” means an officer, director, employee or consultant holding an Option under the Plan.

(n)           “Parent Corporation” shall have the meaning set forth in section 425(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

(o)           “Significant Shareholder” means an individual who, within the meaning of section 422A(b)(6) of the Code, owns securities possessing more than ten percent of the total combined voting power of all classes of securities of the Company.  In determining whether an individual is a Significant Shareholder, an individual shall be treated as owning securities owned by certain relatives of the individual and certain securities owned by corporations in which the individual is a shareholder; partnerships in which the individual is a partner; and estates or trusts of which the individual is a beneficiary, all as provided in section 425(d) of the Code.

(p)           “Stock” means the $.0001 par value common stock of the Company.

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                2.2           Gender and Number.  Except when otherwise indicated by the context, any masculine terminology when used in this Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

Article III.  Eligibility and Participation

                3.1           Eligibility and Participation.  All officers and directors, employees and consultants of the Company are eligible to participate in this Plan and receive Incentive Stock Options and/or Nonstatutory Options hereunder. Optionees in the Plan shall be selected by the Board from among those officers, directors, employees and consultants who, in the opinion of the Board, are in a position to contribute materially to the Company’s continued growth and development and to its long-term financial success.

Article IV.  Administration

                4.1           Administration.  The Board shall be responsible for administering the Plan.

                The Board is authorized to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company; and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan.  Determinations, interpretations or other actions made or taken by the Board, pursuant to the provisions of this Plan, shall be final and binding and conclusive for all purposes and upon all persons.

                The Plan shall be administered by the full Board acting as a compensation committee (the “Committee”). The Committee may be directors who are eligible to receive Options under the Plan. The Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer the Plan and to make determinations which shall be final, conclusive and binding upon all persons, including, without limitation, the Company, the stockholders, the directors and any persons having any interests in any Options which may be granted under the Plan, and, by resolution or resolution providing for the creation and issuance of any such Option, to fix the terms upon which, the time or times at or within which, and the price or prices at which any Stock may be purchased from the Company upon the exercise of Options, which terms, time or times and price or prices shall, in every case, be set forth or incorporated by reference in the instrument or instruments evidencing such Option, and shall be consistent with the provisions of the Plan.

                The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as the Chairman may determine. A majority of the Committee at which a quorum is present, or acts resolved to or approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. A quorum shall consist of a majority of the members of the Committee. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

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                4.2           Special Provisions for Grants to Officers or Directors.  Rule 16b-3 under the Securities and Exchange Act of 1934 (the “Act”) provides that the grant of a stock option to a director or officer of a company subject to the Act will be exempt from the provisions of section 16(b) of the Act if the conditions set forth in said Rule are satisfied.  Unless otherwise specified by the Board, grants of Options hereunder to individuals who are officers or directors of the Company shall be made in a manner that satisfies the conditions of said Rule.

Article V.   Stock Subject to the Plan

                5.1           Number.  The total number of shares of Stock hereby made available and reserved for issuance under the Plan shall be 6,000,000.  The aggregate number of shares of Stock available under this Plan shall be subject to adjustment as provided in section 5.3.  The total number of shares of Stock may be authorized but unissued shares of Stock, or shares acquired by purchase as directed by the Board from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.

                5.2           Unused Stock.  If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan.

                5.3           Adjustment in Capitalization.  In the event of any change in the outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification or other similar corporate change, the aggregate number of shares of Stock set forth in section 5.1 shall be appropriately adjusted by the Board to reflect such change.  The Board’s determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share.  In any such case, the number and kind of shares of Stock that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.

Article VI.  Duration of the Plan

                6.1           Duration of the Plan.  The Plan shall be in effect until January 7, 2018 unless extended by the Company’s shareholders.  Any Options outstanding at the end of said period shall remain in effect in accordance with their terms.  The Plan shall terminate before the end of said period, if all Stock subject to it has been purchased pursuant to the exercise of Options granted under the Plan.

Article VII.  Terms of Stock Options

                7.1           Grant of Options.  Subject to section 5.1, Options may be granted to officers, directors, employees or consultants at any time and from time to time as determined by the Board; provided, however, that consultants may receive only Nonstatutory Options, and may not receive Incentive Stock Options.  The Board shall have complete discretion in determining the number of Options granted to each Optionee.  In making such determinations, the Board may take into account the nature of services rendered by such officers, directors, employees or

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consultants, their present and potential contributions to the Company, and such other factors as the Board in its discretion shall deem relevant.  The Board also shall determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.

                In the case of Incentive Stock Options the total Fair Market Value (determined at the date of grant) of shares of Stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year under all plans of the Company under which incentive stock options may be granted (and all such plans of any Parent Corporations and any subsidiary corporations of the Company) shall not exceed $100,000.  (Hereinafter, this requirement is sometimes referred to as the “$100,000 Limitation.”)

                Nothing in this Article VII shall be deemed to prevent the grant of Options permitting exercise in excess of the maximums established by the preceding paragraph where such excess amount is treated as a Nonstatutory Option.

                The Board is expressly given the authority to issue amended or replacement Options with respect to shares of Stock subject to an Option previously granted hereunder.  An amended Option amends the terms of an Option previously granted (including an extension of the terms of such Option) and thereby supersedes the previous Option.  A replacement Option is similar to a new Option granted hereunder except that it provides that it shall be forfeited to the extent that a previously granted Option is exercised, or except that its issuance is conditioned upon the termination of a previously granted Option.

                7.2           No Tandem Options.  Where an Option granted under the Plan is intended to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Optionee’s right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under section 422A of the Code.

                7.3           Option Agreement; Terms and Conditions to Apply Unless Otherwise Specified.  As determined by the Board on the date of grant, each Option shall be evidenced by an Option agreement (the “Option Agreement”) that includes the nontransferability provisions required by section 10.2 hereof and specifies:  whether the Option is an Incentive Stock Option or a Nonstatutory Option; the Option price; the term (duration) of the Option; the number of shares of Stock to which the Option applies; any vesting or exercisability restrictions which the Board may impose; in the case of an Incentive Stock Option, a provision implementing the $100,000 Limitation; and any other terms or conditions which the Board may impose.  All such terms and conditions shall be determined by the Board at the time of grant of the Option.

                If not otherwise specified by the Board or by a written agreement between the Company and the Optionee, the following terms and conditions shall apply to Options granted under the Plan:

(a)           Term.  The Option shall be exercisable to purchase Stock for a period of ten years from the date of grant, as evidenced by the execution date of the Option Agreement.

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(b)           Exercise of Option. An Option may be exercised if and only if the Optionee is an officer, director, employee or consultant at the time of such exercise. However, in the case of good cause shown and in the sole discretion of the Committee, the exercise period may be extended for up to one year from the termination of such Optionee as an officer, director, employee or consultant.

                The Board itself may specify terms and conditions other than those set forth above, in its sole discretion.

                All Option Agreements shall incorporate the provisions of the Plan by reference, with certain provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Nonstatutory Option.

                7.4           Option Price.  No Incentive Stock Option granted pursuant to this Plan shall have an Option price that is less than the Fair Market Value of the Stock on the date the Option is granted.  Incentive Stock Options granted to Significant Stockholders shall have an Option price of not less than 110 percent of the Fair Market Value of the Stock on the date of grant.  The Option price for Nonstatutory Options shall be established by the Board and shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

                7.5           Term of Options.  Each Option shall expire at such time as the Board shall determine, provided, however, that no Option shall be exercisable later than ten years from the date of its grant.

                7.6           Exercise of Options.  Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for all Optionees.

                7.7           Payment.  Payment for all shares of Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made.  Payment shall be made (i) in cash or certified funds, or (ii) if acceptable to the Board, in Stock or in some other form of consideration; provided, however, in the case of an Incentive Stock Option, that such other form of payment does not prevent the Option from qualifying for treatment as an Incentive Stock Option within the meaning of the Code.

Article VIII.   Written Notice, Issuance of Stock Certificates, Stockholder Privileges

                8.1           Written Notice.  An Optionee wishing to exercise an Option shall give written notice to the Company, in the form and manner prescribed by the Board.  Full payment for the shares exercised pursuant to the Option must accompany the written notice.

                8.2           Issuance of Stock Certificates.  As soon as practicable after the receipt of written notice and payment, the Company shall deliver to the Optionee or to a nominee of the Optionee a certificate or certificates for the requisite number of shares of Stock.

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                8.3           Privileges of a Stockholder.  An Optionee or any other person entitled to exercise an Option under this Plan shall not have stockholder privileges with respect to any Stock covered by the Option until the date of issuance of a stock certificate for such stock.

Article IX.  Termination of Employment on Death or Disability

                Except as otherwise expressly specified by the Board for Nonstatutory Options, all Options granted under this Plan shall be subject to the following termination provisions:

                9.1           Death or Disability.  If an Optionee’s employment in the case of an officer or employee, or provision of services as a director or consultant, terminates by reason of death or disability, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within 12 months after the date of such death or disability, whichever period is the shorter, by the person or persons entitled to do so under the Optionee’s will under disability related appointment documents.  The Option shall be exercisable only to the extent that such Option was exercisable as of the date of Optionee’s death or disability.

Article X.  Rights of Optionees

                10.1         Service.  Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any employee’s employment, or any consultant’s services, at any time, nor confer upon any officer, director, employee or consultant any right to continue in the employ of the Company to provide services to the Company.

                10.2         Nontransferability.  Except as otherwise specified by the Board for Nonstatutory Options, Options granted under this Plan shall be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee’s lifetime only by the Optionee.

Article XI.  Optionee-Officer’s Transfer or Leave of Absence

                11.1         Optionee’s Transfer or Leave of Absence.  For Plan purposes:

(a)           a transfer of an Optionee who is an officer or employee of the Company, or

(b)           a leave of absence for such an Optionee (i) that is duly authorized in writing by the Company, and (ii) if the Optionee holds an Incentive Stock Option, which qualifies under the applicable regulations under the Code which apply in the case of Incentive Stock Options, shall not be deemed a termination of employment.  However, under no circumstances may an Optionee exercise an Option during any leave of absence, unless authorized by the Board.

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Article XII.  Amendment, Modification and Termination of the Plan

                12.1         Amendment, Modification and Termination of the Plan.  The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the stockholders, may:

(a)           increase the total amount of Stock which may be purchased through Options granted under the Plan, except as provided in Article V;

(b)           change the class of officers, directors, employees or consultants eligible to receive Options;

No amendment, modification or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.

Article XIII.  Acquisition, Merger and Liquidation

                13.1         Acquisition.  In the event that an Acquisition occurs with respect to the Company, the Company shall have the option, but not the obligation, to cancel Options outstanding as of the effective date of Acquisition, whether or not such Options are then exercisable, in return for payment to the Optionees of an amount equal to a reasonable estimate of an amount (hereinafter the “Spread”) equal to the difference between the net amount per share of Stock payable in the Acquisition, or as a result of the Acquisition, less the exercise price of the Option.  In estimating the Spread, appropriate adjustments to give effect to the existence of the Options shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share.  For purposes of this section, an “Acquisition” shall mean any transaction in which substantially all of the Company’s assets are acquired or in which a controlling amount of the Company’s outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and/or entities.  For purposes of this section a controlling amount shall mean more than 50% of the issued and outstanding shares of stock of the Company.  The Company shall have such an option regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise.  In cases where the acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed.

                Where the Company does not exercise its option under this section 13.1, the remaining provisions of this Article XIII shall apply, to the extent applicable.

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                13.2         Merger or Consolidation.  Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation.

                13.3         Other Transactions.  A dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. However, the Optionee either (i) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the “Substitute Option”) to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, or (ii) shall have the right immediately prior to such dissolution, liquidation, merger, or consolidation to exercise any unexercised Options whether or not then exercisable, subject to the provisions of this Plan.  The Board shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder.  In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of Code section 425(a).

Article XIV.  Securities Registration

                14.1         Securities Registration.  In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

                Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing (a) that the Optionee is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, (b) that before any transfer in connection with the resale of such shares, the Optionee will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred.  The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.

Article XV.  Tax Withholding

                15.1         Tax Withholding.  Whenever shares of Stock are to be issued in satisfaction of Options exercised under this Plan, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements.

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Article XVI.  Indemnification

                16.1         Indemnification.  To the extent permitted by law, each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article XVII.  Requirements of Law

                17.1         Requirements of Law.  The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

                17.2         Governing Law.  The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the state of Delaware.

Article XVIII.  Effective Date of Plan

                18.1         Effective Date.  The Plan shall be effective on January 8, 2008.

Article XIX.  Compliance with Code

                19.1         Compliance with Code.  Incentive Stock Options granted hereunder are intended to qualify as Incentive Stock Options under Code section 422A.  If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under this Plan being treated as Incentive Stock Options under the Code.

Article XX.  No Obligation to Exercise Option

                20.1         No Obligation to Exercise.  The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option.

                Dated at Houston, Texas, January 8, 2008.

HANOVER GOLD COMPANY, INC.

By:
Rocky V. Emery, Chief Executive Officer

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Hanover Gold Company, Inc.

NON-STATUTORY STOCK OPTION AGREEMENT UNDER THE

HANOVER GOLD COMPANY, INC. STOCK OPTION PLAN

Between:

HANOVER GOLD COMPANY, INC. (the “Company”) and                                            (the “Consultant”) dated                               .

                The Company hereby grants to the Consultant who is a director of or consultant to the Company an option (the “Option”) to purchase                      shares of the Company’s $.0001 par value common stock under the Hanover Gold Company, Inc. Stock Option Plan (the “Plan”) upon the following terms and conditions:

1.             Purchase Price.  The purchase price of the Stock shall be                      per share, which is not less than the fair market value of the Stock on the date of this Agreement.

2.             Non-Statutory Option.  The Option shall be a Non-Statutory Option, as defined in the Plan.

3.             Period of Exercise.  Unless otherwise agreed to in writing, the Option will expire ten years from the date of this Agreement.  The Option may be exercised only while the Consultant is actively providing consulting services to the Company and as provided in Section 5, dealing with termination of services.

4.             Unless otherwise agreed to in writing, the Option may be exercised for up to, but not in excess of, the amounts of shares subject to the Option specified below, exercisable only during the time the Consultant is providing services to the Company unless other provisions are made by the Company’s Board of Directors in its sole discretion.

5.             Transferability.  This Option is not transferable except by will or the laws of descent and distribution and may be exercised during the lifetime of the Consultant only by him.

6.             No Guarantee of Services.  This Agreement shall in no way restrict the right of the Company or any Subsidiary Corporation to terminate Consultant’s consulting relationship at any time.

7.             Investment Representation; Legend.  The Consultant (and any other purchaser under paragraphs 5(a) or 5(b) hereof) represents and agrees that all shares of Stock purchased by him under this Agreement will be purchased for investment purposes only and not with a view to distribution or resale.  The Company may require that an appropriate legend be inscribed on the face of any certificate issued under this Agreement, indicating that transfer of the Stock is restricted, and may place an appropriate stop transfer order with the Company’s transfer agent with respect to the Stock.

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8.             Method of Exercise.  The Option may be exercised, subject to the terms and conditions of this Agreement, by written notice to the Company.  The notice shall be in the form attached to this Agreement and will be accompanied by payment (in such form as the Company may specify) of the full purchase price of the Stock to be issued. The Company will issue and deliver certificates representing the number of shares purchased under the Option, registered in the name of the Consultant as soon as practicable after receipt of the notice.

9.             Incorporation of Plan.  This Agreement is made pursuant to the provisions of the Plan, which Plan is incorporated by reference herein.  Terms used herein shall have the meaning employed in the Plan, unless the context clearly requires otherwise.  In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall govern.

HANOVER GOLD COMPANY, INC.

By:
Rocky V. Emery, Chief Executive Officer

ACCEPTED:

Consultant

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HANOVER GOLD COMPANY, INC.

INCENTIVE STOCK OPTION AGREEMENT UNDER THE

HANOVER GOLD COMPANY, INC. STOCK OPTION PLAN

Between:

HANOVER GOLD COMPANY, INC. (the “Company”) and                                        (the “Employee”), dated                               .

                The Company hereby grants to the Employee an option (the “Option”) to purchase                      shares of the Company’s $.0001 par value common stock (“Stock”) under the Hanover Gold Company, Inc. Stock Option Plan (the “Plan”) upon the following terms and conditions:

                1.             Purchase Price.  The purchase price of the Stock shall be            per share, which is not less than the fair market value of the Stock on the date of this Agreement.

                2.             Incentive Stock Option.  The Option shall be an Incentive Stock Option, as defined in the Plan.

                3.             Period of Exercise.  The Option will expire ten years from the date of this Agreement.  The Option may be exercised only while the Employee is actively employed by the Company unless other provisions are made by the Company’s Board of Directors in its sole discretion.

                4.             $100,000 Limitation.  Notwithstanding anything to the contrary contained herein, the total fair market value (determined as of the date of grant of an option) of shares of stock with respect to which this Option (and any other incentive stock options granted by the Company) shall become exercisable for the first time during any calendar year shall not exceed $100,000.  (Hereinafter this limitation is sometimes referred to as the “$100,000 Limitation.”)  If in any calendar year shares of stock having a fair market value of more than $100,000 first would become exercisable, but for the limitations of this section, this Option shall be exercisable in such calendar year only for shares having a fair market value not exceeding $100,000.  (Hereinafter, shares with respect to which this Option is not exercisable in a calendar year due to the $100,000 Limitation are referred to as “Excess Shares.”)

                This Option shall become exercisable with respect to Excess Shares from a calendar year in the next succeeding calendar year (subject to any other restrictions on exercise which may be contained herein), provided that the $100,000 limitation shall also be applied to such succeeding calendar year.  Subject to the term of this Option, such carryovers of Excess Shares shall be made to succeeding calendar years, including carryovers of any Excess Shares from previous calendar years, without limitation.

                If as of the date of this Agreement the Employee already holds incentive stock options granted by the Company (hereinafter any such incentive stock options are referred to as “Prior

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Options”), and the fair market value (determined as the date of grant of each option) of the shares subject to this Option and the Prior Options held by the Employee is such that the $100,000 Limitation must be imposed, the $100,000 Limitation shall be applied as follows unless a special provision is made on Exhibit A attached hereto.  If no special provision is made on Exhibit A, the $100,000 Limitation shall be applied by giving priority to options which first become exercisable during a calendar year under the Prior Options.  Thus, in applying the $100,000 Limitation under this Option, the fair market value (determined as of the date of grant) of the shares of stock with respect to which options first become exercisable under the Prior Options during the calendar year shall first be determined.  Only the balance remaining for the calendar year of the $100,000 Limitation, if any, may be exercisable under this Option for the calendar year, with any excess to be carried over as provided in the preceding paragraph, but with such carryover also to be subject to the provisions of this paragraph.

                Employee acknowledges that it is possible that he or she may be granted incentive stock options by the Company after the date of this Agreement.  (Hereinafter such options are referred to as “Subsequent Options.”)  If the exercise price of a Subsequent Option is less than the exercise price of this Option, and if permitted under the regulations and decisions applicable to the $100,000 Limitation, Employee agrees that the Company may reduce the number of shares of stock for which this Option is exercisable in specified calendar years, so that all or part of the $100,000 limitation for said calendar years may be applied to such Subsequent Option, permitting earlier exercise of such Subsequent Option than would otherwise be possible.  Where such reductions are made, Employee agrees to enter into any appropriate documentation to implement such reductions.

                Employee further acknowledges that, as provided in the Plan, in certain circumstances connected with a dissolution or liquidation of the Company, or a merger, consolidation or other form of reorganization in which the Company is not the surviving corporation, the imposition of the $100,000 Limitation may result in the termination of all or part of this Option or other incentive stock options.

                5.             Transferability.  This Option is not transferable except by will or the laws of descent and distribution and may be exercised during the lifetime of the Employee only by him or her.

                6.             No Guarantee of Employment.  This Agreement shall in no way restrict the right of the Company to terminate Employee’s employment at any time.

                7.             Investment Representation; Legend.  The Employee (and any other purchaser under paragraphs 6(a) or 6(b) hereof) represents and agrees that all shares of Stock purchased by him under this Agreement will be purchased for investment purposes only and not with a view to distribution or resale.  The Company may require that an appropriate legend be inscribed on the face of any certificate issued under this Agreement, indicating that transfer of the Stock is restricted, and may place an appropriate stop transfer order with the Company’s transfer agent with respect to the Stock.

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                8.             Method of Exercise.  The Option may be exercised, subject to the terms and conditions of this Agreement, by written notice to the Company.  The notice shall be in the form attached to this Agreement and will be accompanied by payment (in such form as the Company may specify) of the full purchase price of the Stock to be issued. The Company will issue and deliver certificates representing the number of shares purchased under the Option, registered in the name of the Employee as soon as practicable after receipt of the notice.

                9.             Withholding.  In any case where withholding is required or advisable under federal, state or local law in connection with any exercise by Employee hereunder, the Company is authorized to withhold appropriate amounts from amounts payable to Employee, or may require Employee to remit to the Company an amount equal to such appropriate amounts.

                10.           Incorporation of Plan.  This Agreement is made pursuant to the provisions of the Plan, which Plan is incorporated by reference herein.  Terms used herein shall have the meaning employed in the Plan, unless the context clearly requires otherwise.  In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall govern.

HANOVER GOLD COMPANY, INC.

By:
Rocky V. Emery, Chief Executive Office

ACCEPTED:

Employee

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

HANOVER GOLD COMPANY, INC.

TO BE HELD FEBRUARY 14, 2008

                The undersigned hereby appoints Rocky V. Emery, as the lawful agent and proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Hanover Gold Company, Inc. held of record by the undersigned on January 28, 2008, at the Special Meeting of Shareholders to be held February 14, 2008, or any adjournment or postponement thereof.

                1.     To consider and vote upon a 1 share for 8 shares reverse split of the Company’s common stock.

                FOR ☐                  AGAINST ☐                  WITHHOLD VOTE ☐

                2.     To consider and vote upon amending the Company’s Certificate of Incorporation to change the Company’s name to “Rock Energy Resources, Inc.”

                FOR ☐                  AGAINST ☐                  WITHHOLD VOTE ☐

                3.     To consider and vote upon adopting a stock incentive plan.

                FOR ☐                  AGAINST ☐                  WITHHOLD VOTE ☐

                It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned Shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER THE PROXY WILL BE VOTED FOR ALL THREE PROPOSALS SET FORTH ABOVE.

                The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

                Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

Print Name

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
PROMPTLY USING THE ENCLOSED ENVELOPE.	Signature

Signature, if held jointly

                PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING OF SHAREHOLDERS. ☐